Exhibit 32.2


                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Life Sciences Research, Inc. (LSR) on Form 10-Q for the period ended September 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard Michaelson, Chief Financial Officer of LSR, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended and

(2) The Information contained in the report fairly presents, in all material respects, the financial condition and results of operations of LSR.

Date:    October 29, 2004

                                             /s/ Richard Michaelson
                                             ------------------------------

                                             Richard Michaelson
                                             Chief Financial Officer
                                             (Principal Financial Officer)